UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
March 30, 2006
Date of Report (Date of earliest event reported)

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32830 (Commission File Number )	20-2760393 (I.R.S. Employer Identification No.)
4336 Montgomery Ave., Bethesda, Maryland 20814
(Address of principal executive offices)        (Zip Code)
(301) 983-0998
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Ferris, Baker Watts Incorporated, the lead managing underwriter for the initial public offering of the Company, which was consummated on March 8, 2006, has notified the Company that commencing on Thursday, April 13, 2006, there will be a voluntary separation of the Company’s units into shares of common stock and warrants to purchase common stock. At the open of the market, the holders of the Company’s units may separately trade the common stock and warrants included in such units. The symbols for the common stock, warrants and units on the American Stock Exchange is IGC, IGC.WS and IGC.U, respectively.
     A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description

99.1	Press release dated April 4, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.
Date: April 4, 2006	By:	/s/ John Cherin
		Name:	John Cherin
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 4, 2006